UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2022

Outset Medical, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39513	20-0514392
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3052 Orchard Dr., San Jose, California		95134
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (669) 231-8200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	OM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 31, 2022, Outset Medical, Inc. (the “Company”) held its Annual Meeting of Stockholders at 10:00 a.m. local time in a virtual format via live audio webcast (the “Annual Meeting”). As of April 5, 2022, the Company’s record date, there were a total of 47,784,412 shares of common stock outstanding and entitled to vote at the Annual Meeting. At the beginning of the Annual Meeting, 43,737,392 shares of common stock were present virtually in person or by proxy, and, therefore, a quorum was present. Four items of business were acted upon by the stockholders at the Annual Meeting. The final results for the votes regarding each proposal are set forth below.

Proposal One: Election of Class II Directors

Each of D. Keith Grossman and Patrick T. Hackett was elected to serve as a class II director to hold office until the Company’s 2025 annual meeting of stockholders and until the election and qualification of his successor. Votes were cast as follows:

	For	Withheld	Broker Non-Votes
D. Keith Grossman	20,924,703	21,088,277	1,724,412
Patrick T. Hackett	32,671,562	9,341,418	1,724,412

Since the Board is divided into three classes with one class elected each year to hold office for a three-year term, the following directors continued to serve as directors of the Company immediately after the Annual Meeting: Karen Drexler, Jim Hinrichs, Dale E. Jones, Andrea L. Saia, Catherine Szyman and Leslie Trigg.

Proposal Two: Advisory Vote on Named Executive Officer Compensation

The Company’s stockholders approved, on a non-binding advisory basis, the 2021 compensation of the Company’s named executive officers as disclosed in its 2022 proxy statement by the following vote:

For	Against	Abstain	Broker Non-Votes
41,405,031	568,452	39,497	1,724,412

Proposal Three: Advisory Vote on the Frequency of Future Advisory Votes on Named Executive Officer Compensation

The Company’s stockholders approved, on a non-binding advisory basis, holding future advisory votes on named executive officer compensation at a frequency of “every one year” by the following vote:

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
41,970,758	4,146	6,150	31,926	1,724,412

As disclosed in the Company’s 2022 proxy statement, the Company’s Board of Directors (the “Board”) previously approved a frequency of “every one year” for future advisory votes on named executive officer compensation, subject to the same frequency receiving the highest number of votes from stockholders at the Annual Meeting. As the frequency of “every one year” received the highest number of votes from stockholders at the Annual Meeting, the Board has determined that future advisory votes on named executive officer compensation will be held annually. The Board will re-evaluate this determination in connection with the next required stockholder advisory vote on the frequency of future advisory votes on named executive officer compensation (which will be held at the Company’s 2028 annual meeting of stockholders, unless presented earlier).

Proposal Four: Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 by the following vote:

For	Against	Abstain	Broker Non-Votes
43,670,077	36,180	31,135	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Outset Medical, Inc.

Date: May 31, 2022	By:	/s/ John Brottem
John Brottem
General Counsel